UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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                               LUCENT TECHNOLOGIES INC.

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


On May 5, 2006, Lucent Technologies Inc. issued the following press release:




[ALCATEL LOGO]                                        [LUCENT TECHNOLOGIES LOGO]


                                                                   PRESS RELEASE

         ALCATEL AND LUCENT TECHNOLOGIES ANNOUNCE JOINT INTEGRATION TEAM


PARIS AND MURRAY HILL, N.J., MAY 5, 2006 -- In the framework of the merger announced on April 2, 2006, Alcatel (Paris: CGEP.PA and NYSE: ALA) and Lucent Technologies (NYSE: LU) today announced the formation of the team that will lead both companies' integration and transition planning efforts. The joint Integration Team will consist of an Integration Program Office, dedicated Work Groups, and a Steering Council.

The Integration Program Office will be responsible for the overall project planning, schedule, and results. As previously announced, Christian Reinaudo has been appointed EVP Program Office Leader for Alcatel. Janet Davidson, Chief Strategy Officer of Lucent Technologies, has been appointed EVP Integration Program Office Leader for Lucent Technologies.

The Work Groups will be responsible for the detailed integration and transition plans for their functional areas consistent with overall project goals and objectives, including synergy realization. A dedicated person per function from each of the companies will be part of these Work Groups.

The Steering Council will supervise the integration planning efforts to ensure that all project objectives and goals are met, including expected synergies. The members representing Alcatel are Mike Quigley, Alcatel's President and chief operating officer, Jean-Pascal Beaufret, Alcatel's chief financial officer, and Christian Reinaudo. The members representing Lucent Technologies are Frank D'Amelio, Lucent's chief operating officer, John Kritzmacher, Lucent's chief financial officer, and Janet Davidson.

Serge Tchuruk, Alcatel's Chairman and CEO, and Patricia Russo, Lucent Technologies' Chairman and CEO, will co-chair the overall integration process, make final decisions and ensure reporting to their respective Board of Directors.


ABOUT ALCATEL
Alcatel provides communications solutions to telecommunication carriers, Internet service providers and enterprises for delivery of voice, data and video applications to their customers or employees. Alcatel brings its leading position in fixed and mobile broadband networks, applications and services, to help its partners and customers build a user-centric broadband world. With sales of EURO 13.1 billion and 58,000 employees in 2005, Alcatel operates in more than 130 countries. For more information, visit Alcatel on the Internet: http://www.alcatel.com

ALCATEL PRESS CONTACTS
Regine Coqueran       Tel: + 33 (0)1 40 76 49 24   regine.coqueran@alcatel.com
Mark Burnworth        Tel: + 33 (0)1 40 76 50 84   mark.burnworth@alcatel.com

ALCATEL INVESTOR RELATIONS
Pascal Bantegnie      Tel: + 33 (0)1 40 76 52 20   pascal.bantegnie@alcatel.com
Nicolas Leyssieux     Tel: + 33 (0)1 40 76 37 32   nicolas.leyssieux@alcatel.com
Maria Alcon           Tel: + 33 (0)1 40 76 15 17   maria.alcon@alcatel.com
Charlotte             Tel: +1 703 668 7016         charlotte.laurent-
Laurent-Ottomane                                   ottomane@alcatel.com

ABOUT LUCENT
Lucent designs and delivers the systems, services and software that drive next-generation communications networks. Backed by Bell Labs research and development, Lucent uses its strengths in mobility, optical, software, data and voice networking technologies, as well as services, to create new revenue-generating opportunities for its customers, while enabling them to quickly deploy and better manage their networks. Lucent's customer base includes communications service providers, governments and enterprises worldwide. For more information on Lucent, which has headquarters in Murray Hill, N.J., U.S.A., visit http://www.lucent.com.

LUCENT PRESS CONTACTS
Bill Price            Tel: + 1 908-582-4820        williamprice@lucent.com
Joan Campion          Tel: + 1 908-582-5832        joancampion@lucent.com

LUCENT INVESTOR RELATIONS
John DeBono           Tel: +1 908-582-7793         debono@lucent.com
Dina Fede             Tel : +1 908-582-0366        fede@lucent.com


IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
In connection with the proposed transaction, Alcatel and Lucent intend to file relevant materials with the Securities and Exchange Commission (the "SEC"), including the filing by Alcatel with the SEC of a Registration Statement on Form F-6 and a Registration Statement on Form F-4 (collectively, the "Registration Statements"), which will include a preliminary prospectus and related materials to register the Alcatel American Depositary Shares ("ADS"), as well as the Alcatel ordinary shares underlying such Alcatel ADSs, to be issued in exchange for Lucent common shares, and Lucent and Alcatel plan to file with the SEC and mail to their respective stockholders a Proxy Statement/Prospectus relating to the proposed transaction. The Registration Statements and the Proxy Statement/Prospectus will contain important information about Lucent, Alcatel, the transaction and related matters. Investors and security holders are urged to read the Registration Statements and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus and other documents filed with the SEC by Lucent and Alcatel through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus when they become available from Lucent by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500 and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.

Lucent and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Lucent's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about January 3, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Lucent by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500.

Alcatel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Alcatel's Form 20-F filed with the SEC on March 31, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.